Filed pursuant to Rule 497(e).

File Nos 33-36528 and 811-6161.

Allianz Funds

Prospectus

NOVEMBER 1, 2005

Stock Funds

Share Class R	VALUE STOCK FUNDS OCC Value Fund NFJ Dividend Value Fund OCC Renaissance Fund NFJ Small-Cap Value Fund BLEND STOCK FUNDS PEA Equity Premium Strategy Fund CCM Capital Appreciation Fund CCM Mid-Cap Fund	GROWTH STOCK FUNDS RCM Large-Cap Growth Fund PEA Growth Fund RCM Mid-Cap Fund GLOBAL STOCK FUND NACM Global Fund

This cover is not part of the Prospectus

Allianz Funds Prospectus

Allianz Funds November 1, 2004 (as revised, April 1, 2005) Share Class R

This Prospectus describes 11 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliates. As of September 30, 2005, the Adviser and its investment management affiliates managed approximately $625.5 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Value Stock Funds	NFJ Dividend Value	Current income as a primary objective; long-term growth of capital is a secondary objective	Income producing common stocks of companies with market capitalizations of more than $2 billion	40–50	Primarily, more than $2 billion
	OCC Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of more than $5 billion and below-average valuations whose business fundamentals are expected to improve	35–60	More than $5 billion
	OCC Renaissance	Long-term growth of capital and income	Common stocks of companies with below average valuations whose business fundamentals are expected to improve	50–100	All capitalizations
	NFJ Small-Cap Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of between $100 million and $2.8 billion and below-average price-to-earnings ratios relative to the market and their industry groups	100–150	Between $100 million and $2.8 billion
Blend Stock Funds	PEA Equity Premium Strategy (formerly PEA Growth & Income)	Long-term growth of capital and current income	Common stocks of companies with market capitalizations of greater than $5 billion; with call options	50–80	Greater than $5 billion
	CCM Capital Appreciation	Growth of capital	Common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market	75–95	At least $1 billion
	CCM Mid-Cap	Growth of capital	Common stocks of companies with medium market capitalizations (more than $500 million, but excluding the 200 largest capitalization companies)	75–95	More than $500 million (excluding the 200 largest capitalization companies in the U.S. market)
Growth Stock Funds	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion
	PEA Growth	Long-term growth of capital; income is an incidental consideration	Common stocks of companies with market capitalizations of at least $5 billion	40–60	At least $5 billion
	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Mid-Cap Growth Index
Global Stock Funds	NACM Global	Maximum long-term capital appreciation	Equity securities of companies located in at least three different countries	75-125	All capitalizations

2	Allianz Funds

Summary Information (continued)

Fund Descriptions, Performance and Fees

The Funds provide a broad range of investment choices. The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some Funds are subject to percentage investment limitations as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

Prospectus	3

CCM Capital Appreciation Fund

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Blend Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 75–95	Approximate Capitalization Range At least $1 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria). The Fund’s capitalization criteria apply at the time of investment.

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team screens the stocks in this universe for a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets (earnings surprise), improvements in return on equity; and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the top 20% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if its weighting in the portfolio becomes overweight (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Growth Securities Risk	• Turnover Risk
• Issuer Risk	• Management Risk
• Value Securities Risk	• Credit Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

CCM Capital Appreciation Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/05–9/30/05	6.88%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	23.22%

	Lowest (7/1/02–9/30/02)	-16.02%

Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (3/8/91)(4)
Class R — Before Taxes	11.73%	-0.46%	12.20%	11.64%
Class R — After Taxes on Distributions(1)	11.68%	-2.27%	9.72%	9.49%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	7.69%	-1.20%	9.66%	9.36%
S&P 500 Index(2)	10.88%	-2.30%	12.07%	11.26%
Lipper Multi-Cap Growth Funds Average(3)	10.89%	-7.07%	10.58%	11.01%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.41%	1.36%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$151	$468	$808	$1,768

Prospectus	5

CCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks growth of capital	Fund Focus Medium capitalization common stocks	Approximate Capitalization Range More than $500 million (excluding the 200 largest capitalization companies in the U.S. market)

	Fund Category Blend Stocks	Approximate Number of Holdings 75–95	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. Stocks considered for investment are typically members of the Russell MidCap Index. Although the Fund may invest in common stocks of companies with a market capitalization as low as $500 million, it expects that the majority of its investments will have a market capitalization within the capitalization range of the Russell MidCap Index (excluding the 200 largest capitalization companies) (between $827 million and $6.5 billion as of September 30, 2005). The Fund’s capitalization criteria applies at the time of investment. The team screens the stocks in this universe for a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets (earnings surprise), improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the top portion of the stocks in the screened universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if its weighting in the portfolio becomes overweight (normally above 2% of the Fund’s investments).

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Smaller Company Risk	• Credit Risk
• Issuer Risk	• Liquidity Risk	• Management Risk
• Value Securities Risk	• Growth Securities Risk	• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

CCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/05–9/30/05	11.85%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (1/1/00–3/31/00)	23.60%

	Lowest (7/1/98–9/30/98)	-14.58%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (8/26/91)(4)
Class R — Before Taxes(1)	17.87%	4.41%	12.72%	11.94%
Class R — After Taxes on Distributions(1)	17.87%	2.43%	10.56%	10.26%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	11.61%	2.71%	10.09%	9.79%
Russell Mid-Cap Growth Index(2)	15.48%	-3.36%	11.23%	10.62%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	9.75%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. It is not possible to invest directly in the index. The Russell Mid-Cap Growth Index replaced the Russell Mid-Cap Index as the Fund’s primary comparative index because the Adviser believes the Russell Mid-Cap Growth Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2004, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell Mid-Cap Index were 20.23%, 7.60%, 14.50% and 13.57%, respectively.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invests principally in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.41%	1.36%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$138	$431	$745	$1,635

Prospectus	7

NACM Global Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of companies located in at least three different countries Approximate Number of Holdings 75–125	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Credit Risk • Market Risk	• Growth Securities Risk • Currency Risk • Issuer Risk • Derivatives Risk • Leveraging Risk	• Management Risk • Turnover Risk • Liquidity Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	Allianz Funds

NACM Global Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/05–9/30/05	10.60%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	18.06%

	Lowest (1/1/03–3/31/03)	-4.71%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (7/19/02)(4)
Class R — Before Taxes(1)	17.86%	23.85%
Class R — After Taxes on Distributions(1)	16.45%	22.00%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	11.81%	19.59%
MSCI ACWI Free Index(2)	15.76%	18.24%
Lipper Global Multi-Cap Growth Funds Average(3)	14.87%	18.30%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Morgan Stanley Capital International All Country World Free (“MSCI ACWI”) Index is a widely recognized, unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets. It is not possible to invest directly in the index.
(3)	The Lipper Global Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 7/19/02. Index comparisons begin on 7/31/02.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.70%	0.50%	0.56%	1.76%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflect a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.06% in trustees’ and tax expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$179	$554	$954	$2,073

Prospectus	9

NFJ Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks current income as a primary objective; long-term growth of capital is a secondary objective Fund Category Value Stocks	Fund Focus Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40–50	Approximate Capitalization Range Primarily, more than $2 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or that are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Fund may also invest a portion of its assets in foreign securities.

The Fund’s initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the stocks they believe are most undervalued in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund’s current holding.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Credit Risk	• Derivatives Risk
• Issuer Risk	• Management Risk	• Leveraging Risk
• Value Securities Risk	• Focused Investment Risk	• Foreign (non-U.S.) Investment Risk
• Currency Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	Allianz Funds

NFJ Dividend Value Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/05–9/30/05	8.68%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	17.33%

	Lowest (7/1/02–9/30/02)	-17.23%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	Fund Inception (5/8/00)(4)
Class R — Before Taxes(1)	13.67%	11.67%
Class R — After Taxes on Distributions(1)	13.11%	9.85%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	9.44%	9.14%
Russell 1000 Value Index(2)	16.49%	5.81%
Lipper Equity Income Funds Average(3)	12.65%	4.79%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Value Index is more representative of the Fund’s investment strategies. For periods ended December 31, 2004, the 1 Year and Fund Inception average annual total returns of the S&P 500 Index were 10.88% and -2.29%, respectively.
(3)	The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. It does not take into account sales charges.
(4)	The Fund began operations on 5/8/00. Index comparisons begin on 4/30/00.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.41%	1.36%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$138	$431	$745	$1,635

Prospectus	11

NFJ Small-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued smaller capitalization common stocks Approximate Number of Holdings 100–150	Approximate Capitalization Range Between $100 million and $2.8 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations of between $100 million and $2.8 billion at the time of investment. The Fund invests a significant portion of its assets in common stocks of companies with below-average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in foreign securities.

The Fund’s initial selection universe consists of approximately 4,500 stocks of companies within the Fund’s capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

From this narrowed universe, the portfolio managers select approximately 100 to 150 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts’ earnings-per-share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund’s current holding.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—General Information—Disclosure Relating to the NFJ Small-Cap Value Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Smaller Company Risk	• Liquidity Risk • Focused Investment Risk • Credit Risk • Currency Risk	• Management Risk • Derivatives Risk • Leveraging Risk • Foreign (non-U.S.) Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	Allianz Funds

NFJ Small-Cap Value Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/05–9/30/05	12.18%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/99–6/30/99)	16.18%

	Lowest (7/1/98–9/30/98)	-18.77%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (10/1/91)(4)
Class R — Before Taxes(1)	22.64%	18.41%	15.23%	13.83%
Class R — After Taxes on Distributions(1)	21.21%	17.64%	13.49%	11.96%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	16.02%	15.92%	12.55%	11.23%
Russell 2000 Value Index(2)	22.25%	17.23%	15.56%	15.70%
Lipper Small-Cap Value Funds Average(3)	20.80%	16.29%	14.29%	13.94%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 2000 Value Index is an unmanaged index that measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Russell 2000 Value Index replaced the Russell 2000 Index as the Fund’s primary comparative index because the Adviser believes the Russell 2000 Value Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2004, the 1 Year, 5 Year, 10 Year and Fund Inception average annual total returns of the Russell 2000 Index were 18.32%, 6.61%, 11.53% and 11.74%, respectively.
(3)	The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) that are less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P Super Composite 1500 Index. It does not take into account sales charges and is not itself weighted by the size of the funds.
(4)	The Fund began operations on 10/1/91. Index comparisons begin on 9/30/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.60%	0.50%	0.41%	1.51%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$154	$477	$824	$1,802

Prospectus	13

OCC Renaissance Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued stocks with improving business fundamentals Approximate Number of Holdings 50–100	Approximate Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers select stocks for the Fund using a “value” style. The portfolio managers invest primarily in common stocks of companies having below-average valuations whose business fundamentals, such as the strength of management and the company’s competitive position, are expected to improve. The portfolio managers determine valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio managers analyze stocks and seek to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio managers look to sell a stock when they believe that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk • Focused Investment Risk	• Foreign (non-U.S.) Investment Risk • Currency Risk • Derivatives Risk • Credit Risk	• Management Risk • Leveraging Risk • IPO Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges, lower distribution and/or service (12b-1) fees and higher administrative fees paid by Class R shares. Prior to February 11, 2005, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

14	Allianz Funds

OCC Renaissance Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/05–9/30/05	-7.65%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	32.65%

	Lowest (7/1/02–9/30/02)	-31.85%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (4/18/88)(4)
Class R — Before Taxes(1)	15.13%	16.93%	19.14%	14.59%
Class R — After Taxes on Distributions(1)	15.13%	15.36%	15.43%	11.77%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	9.84%	13.80%	14.59%	11.24%
Russell Mid-Cap Value Index(2)	23.70%	13.48%	15.72%	14.21%
Lipper Mid-Cap Value Funds Average(3)	19.01%	13.13%	13.67%	12.52%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
(4)	The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.60%	0.50%	0.41%	1.51%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charge permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class R	$154	$477	$824	$1,802

Prospectus	15

OCC Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued larger capitalization stocks with improving fundamentals	Approximate Capitalization Range More than $5 billion

	Fund Category Value Stocks	Approximate Number of Holdings 35–60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening or when the stock’s valuation has become excessive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Value Securities Risk	• Foreign (non-U.S.) Investment Risk • Currency Risk • Focused Investment Risk • Credit Risk	• Management Risk • Leveraging Risk • Derivatives Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. Prior to February 11, 2005, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

16	Allianz Funds

OCC Value Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/05–9/30/05	0.17%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4/1/03–6/30/03)	25.34%

	Lowest (7/1/02–9/30/02)	-27.87%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)(4)
Class R — Before Taxes(1)	16.79%	13.31%	15.87%	14.35%
Class R — After Taxes on Distributions(1)	15.93%	11.55%	12.64%	11.23%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	11.32%	10.48%	12.04%	10.77%
Russell 1000 Value Index(2)	16.49%	5.27%	13.83%	12.84%
Lipper Large-Cap Value Funds Average(3)	11.83%	3.21%	11.29%	10.72%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index.

(3)   The Lipper Large-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.

(4)   The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.41%	1.36%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$138	$431	$745	$1,635

Prospectus	17

PEA Equity Premium Strategy Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and current income Fund Category Blend Stocks	Fund Focus Large capitalization common stocks Approximate Number of Holdings 50–80	Approximate Capitalization Range Greater than $5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities. In addition, the Fund will normally invest at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion at the time of investment. Under normal circumstances, the Fund will invest primarily in a portfolio of dividend-paying common stocks selected for their potential for capital growth. Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (ETFs), ordinarily representing approximately 75% to 90% of the Fund’s net assets (the “Option Strategy”). The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund’s cash flow, available for distribution to shareholders and to reduce overall portfolio risk. See “Characteristics and Risk of Securities and Investment Techniques—Option Strategy used by PEA Equity Premium Strategy Fund.”

In selecting stocks for the Fund, the portfolio managers seek to identify companies that exhibit strong earnings growth relative to their current price-to-earnings ratio or other valuation measures, dividend-paying companies whose underlying value or growth potential is not yet reflected in the current stock price, and companies that have strong operating fundamentals. Through fundamental research, the portfolio managers seek to identify companies with strong franchise value, superior management, and healthy balance sheets. In addition, the portfolio managers will consider those companies that may exhibit enhanced earnings or cash flow through cost reductions, asset sales, restructuring or the redeployment of financial assets.

The Fund’s portfolio managers may choose to sell a security when they believe that it is fully valued or when they believe the fundamental conditions of the business have deteriorated. The portfolio managers will also consider selling a security if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In addition to the use of written option contracts under the Option Strategy, the Fund may utilize other derivative instruments. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund recently changed its name from the “PEA Growth & Income Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Value Securities Risk • Derivatives Risk	• Leveraging Risk • Liquidity Risk • Foreign (non-U.S.) Investment Risk • Currency Risk • Focused Investment Risk	• Turnover Risk • Technology Related Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The performance information below for periods prior to August 1, 2000, reflects the Fund’s advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000, its investment objective on September 26, 2000 and its investment policies (to add the option strategy described above) on November 1, 2005; the performance results shown would not necessarily have been achieved had the Fund’s current objective and policies then been in effect. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

18	Allianz Funds

PEA Equity Premium Strategy Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/05–9/30/05	1.48%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	39.88%

	Lowest (7/1/01–9/30/01)	-22.11%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/28/94)(4)
Class R — Before Taxes(1)	6.95%	-0.73%	12.65%	12.63%
Class R — After Taxes on Distributions(1)	6.80%	-2.85%	7.57%	7.57%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	4.72%	-1.67%	8.08%	8.07%
S&P 500 Index(2)	10.88%	-2.30%	12.07%	12.07%
Lipper Large-Cap Core Funds Average(3)	7.80%	-3.35%	10.07%	10.07%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.60%	0.50%	0.41%	1.51%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$154	$477	$824	$1,802

Prospectus	19

PEA Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 40–60	Approximate Capitalization Range At least $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion at the time of investment.

The Fund will invest in stocks that the portfolio manager considers to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio manager will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, and earnings growth. In addition, through fundamental research, the portfolio manager seeks to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities, or a dominant position within their industry. The Fund will consider selling a stock if the portfolio manager believes that the company’s fundamentals have deteriorated and/or an alternative investment is more attractive.

The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Foreign (non-U.S.) Investment Risk	• Currency Risk • Technology Related Risk • Focused Investment Risk • Credit Risk	• Management Risk • Derivatives Risk • Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Class C shares, which are offered in a different prospectus. The prior Class C performance has been adjusted to reflect that there are no sales charges, lower distribution and/or service (12b-1) fees and higher administrative fees paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	Allianz Funds

PEA Growth Fund (continued)

Calendar Year Total Returns — Class R	More Recent Return Information

	1/1/05–9/30/05	0.94%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	36.33%

	Lowest (1/1/01–3/31/01)	-23.60%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Year	10 Year	Fund Inception (2/24/84)(4)
Class R — Before Taxes(1)	9.15%	-10.31%	7.70%	11.71%
Class R — After Taxes on Distributions(1)	9.15%	-10.61%	5.59%	9.42%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	5.94%	-8.42%	6.00%	9.46%
Russell 1000 Growth Index(2)	6.30%	-9.29%	9.59%	11.90%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	8.56%	10.45%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell 1000 Growth Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have a greater than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary comparative index because the Adviser believes the Russell 1000 Growth Index is more representative of the Fund’s investment strategies. For the periods ended December 31, 2004, the 1 Year, 5 Year, 10 Year and Fund Inception average annual total returns of the S&P 500 Index were 10.88%, -2.30%, 12.07%, and 13.21%, respectively.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.50%	0.50%	0.41%	1.41%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$144	$446	$771	$1,691

Prospectus	21

RCM Large-Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 45–85	Approximate Capitalization Range At least $3 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion (as measured at the time of purchase). The Fund may also invest 20% of its assets in foreign securities (but no more than 10% in any one country other than the U.S. or 10% in companies organized or headquartered in emerging market countries). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The S&P 500 Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts). In response to unfavorable market and other conditions, the Fund may make temporary defensive investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Sector Specific Risk	• Credit Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Management Risk
• Growth Securities Risk	• Currency Risk	• Leveraging Risk
• Liquidity Risk	• Emerging Markets Risk	• Derivatives Risk
• Focused Investment Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	Allianz Funds

RCM Large-Cap Growth Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/05–9/30/05	4.50%
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/98–12/31/98)	29.04%

	Lowest (1/1/01–3/31/01)	-19.21%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund inception (12/31/96)(4)
Class R — Before Taxes(1)	6.25%	-7.53%	7.81%
Class R — After Taxes on Distributions(1)	6.24%	-7.70%	6.37%
Class R — After Taxes on Distributions and and Sale of Fund Shares(1)	4.07%	-6.27%	6.27%
S&P 500 Index(2)	10.88%	-2.30%	7.98%
Lipper Large-Cap Growth Funds Average(3)	7.21%	-8.13%	4.91%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
(4)	The Fund began operations on 12/31/96. Index comparisons begin on 12/31/96.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads.) See “ How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.45%	0.50%	0.41%	1.36%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$138	$431	$745	$1,635

Prospectus	23

RCM Mid-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity and equity-related securities of U.S. companies with small and medium market capitalizations	Approximate Capitalization Range Same as the Russell Mid-Cap Growth Index

	Fund Category Growth Stocks	Approximate Number of Holdings 85–125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Mid-Cap Growth Index (between $1 billion and $18.8 billion as of September 30, 2005). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 10% of its assets in foreign securities. The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

In analyzing specific companies for possible investment, the portfolio management team ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services, and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The Russell Mid-Cap Growth Index is the Fund’s performance benchmark. The portfolio management team bases its security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark.

In addition to traditional research activities, the portfolio management team uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services. The portfolio management team sells securities as it deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Market Risk	• Sector Specific Risk	• Turnover Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Growth Securities Risk	• Currency Risk	• Management Risk
• Smaller Company Risk • Liquidity Risk	• Derivatives Risk	• Leveraging Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class R shares (12/31/02), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	Allianz Funds

RCM Mid-Cap Fund (continued)

Calendar Year Total Returns — Class R
	More Recent Return Information

	1/1/05–9/30/05	6.32%

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	42.00%

Calendar Year End (through 12/31)	Lowest (10/1/00–12/31/00)	-25.17%

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund inception (11/6/79)(4)
Class R — Before Taxes(1)	13.50%	-4.35%	10.37%	15.10%
Class R — After Taxes on Distributions(1)	13.50%	-8.58%	4.33%	9.94%
Class R — After Taxes on Distributions and Sale of Fund Shares(1)	8.78%	-5.56%	5.78%	10.51%
Russell Mid-Cap Growth Index(2)	15.48%	-3.36%	11.23%	11.98%
Lipper Mid-Cap Growth Funds Average(3)	12.67%	-3.56%	9.92%	12.76%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The Russell Mid-Cap Growth Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. It is not possible to invest directly in the index.
(3)	The Lipper Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. It does not take into account sales charges.
(4)	The Fund began operations on 10/31/79. Index comparisons begin on 10/31/79. Index comparisons for the Russell Mid-Cap Growth Index represent the return of the Russell Mid-Cap Growth Index since its inception on 12/31/85. For periods prior to 12/31/85, the Russell Mid-Cap Growth Index comparisons represent the return of the Russell Mid-Cap Index.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class R shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 7 days of acquisition (including acquisitions through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads.) See “ How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class R	0.47%	0.50%	0.43%	1.40%

(1)	Accounts with a minimum balance of $5,000 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class R shares, Class R shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid Class R shares, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.03% in trustees’ and interest expense incurred during the most recent fiscal year. The administrative fee rate and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Class R	$143	$443	$766	$1,680

Prospectus	25

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities its portfolio manager believes are selling at a price lower than their true value. The CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Small-Cap Value, OCC Renaissance, OCC Value and PEA Equity Premium Strategy Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

Each Fund may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. The CCM Capital Appreciation, CCM Mid-Cap, NACM Global, PEA Equity Premium Strategy, PEA Growth, RCM Large-Cap Growth and RCM Mid-Cap Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The NACM Global, NFJ Small-Cap Value and OCC Renaissance Funds generally have substantial exposure to this risk. The CCM-Mid Cap, and RCM Mid-Cap Funds have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less seasoned than larger companies.

Liquidity Risk

All of the Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

26	Allianz Funds

Derivatives Risk

All Funds except the CCM Capital Appreciation and CCM Mid-Cap Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Funds’ use of derivatives is discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Option Strategy employed by the PEA Equity Premium Strategy Fund, together with certain related risks, is further described under “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by PEA Equity Premium Strategy Fund” in this Prospectus. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Healthcare Related Risk.  Certain funds, such as the RCM Large-Cap Growth and RCM Mid-Cap Funds may make significant investments in the healthcare industry and may be subject to risks particular to that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Technology Related Risk.  Certain Funds, such as the CCM Capital Appreciation, PEA Equity Premium Strategy, PEA Growth, RCM Large-Cap Growth and RCM Mid-Cap Funds, may be subject to risks particularly affecting technology companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories to the extent they invest their assets in technology or technology-related companies.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. However, if foreign securities present attractive investment opportunities, any one of these Funds may increase their percentage of assets in foreign securities, subject to applicable limits. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in

Prospectus	27

developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds that are “non-diversified” because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

To the extent that Funds purchase fixed income securities such as bonds or notes for investment or defensive purposes, they will be subject to fixed income risk.

Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

All of the Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that do not invest in such securities. To the extent a Fund is permitted to invest in such securities, that portion of the Fund’s assets is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the

28	Allianz Funds

issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell them (liquidity risk).

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Advisers and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Additional Risks of Investing in the Funds

In addition to the risks described above, several of the Funds are newly formed and therefore have a limited or no history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Fund’s size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of September 30, 2005, the Adviser and its investment management affiliates had approximately $625.5 billion in assets under management.

The Adviser has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Adviser may retain affiliates to provide various administrative and other services required by the Funds.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. In the case of Funds for which the Adviser has retained a separate Sub-Adviser, the Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, OCC Value and RCM Large-Cap Growth Funds	0.45%
RCM Mid-Cap Fund	0.47%
PEA Growth Fund	0.50%
NFJ Small-Cap Value, OCC Renaissance and PEA Equity Premium Strategy Funds	0.60%
NACM Global Fund	0.70%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between Allianz Global Fund Management and each Fund and the portfolio management agreements between Allianz Global Fund Management and each respective Sub-Adviser is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2005.

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class R shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s net assets attributable in the aggregate to Class R shares, with breakpoints at various asset levels. Allianz Global Fund Management, in turn, provides or procures administrative services for Class R shareholders and also bears the costs of most third-party administrative services required by the Funds, including

Prospectus	29

audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small Funds, but the excess of the fee over costs may increase as Funds grow in asset size. The Funds do bear other expenses which are not covered by the administrative fee which may vary and affect the total level of expenses paid by Class R shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Class R shareholders of the Funds pay the Administrator monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class R shares):

Fund	Administrative Fees*
NACM Global Fund	0.50%
All other Funds	0.40%

*	The Administrative Fee rate for each Fund (except the NFJ Small-Cap Value, OCC Renaissance and OCC Value Funds) is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The Administrative Fee rate for the NFJ Small-Cap Value, OCC Renaissance and OCC Value and Funds is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts or (ii) an annual fee at a rate of up to 0.25% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. Allianz Global Fund Management and the Distributor do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Sub-Advisers

Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

Sub-Adviser*	Funds
PEA Capital LLC (“PEA”) 1345 Avenue of the Americas, 50th Floor New York, NY 10105	PEA Equity Premium Strategy and PEA Growth

Cadence Capital Management LLC (“Cadence”) 265 Franklin Street 11th Floor Boston, MA 02110	CCM Capital Appreciation and CCM Mid-Cap

RCM Capital Management LLC (“RCM”) 4 Embarcadero Center San Francisco, CA 94111	RCM Large-Cap Growth and RCM Mid-Cap (the “RCM Funds”)

Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) 600 West Broadway San Diego, CA 92101	NACM Global

NFJ Investment Group L.P. (“NFJ”) 2100 Ross Avenue, Suite 1840 Dallas, TX 75201	NFJ Dividend Value and NFJ Small-Cap Value

Oppenheimer Capital LLC (“Oppenheimer Capital”) 1345 Avenue of the Americas, 49th Floor New York, New York 10105-4800	OCC Renaissance and OCC Value

*	Each Sub-Adviser (except Cadence) is affiliated with the Adviser.

30	Allianz Funds

The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers with similar investment objectives to the Funds which they manage and the portfolio managers’ ownership of securities of the Funds which they manage.

PEA

PEA provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PEA had combined assets as of September 30, 2005, of approximately $4.4 billion.

The following individuals at PEA have primary responsibility for the noted Funds. In addition to the persons listed below, Jeff Parker, Managing Director of PEA, is responsible for overseeing investment and trading decisions for the PEA Growth Fund. Prior to joining PEA, Mr. Parker managed equity accounts as an Assistant Portfolio Manager at Eagle Asset Management from 1996 to 1998 and was a Senior Consultant with Andersen Consulting, specializing in healthcare and technology, from 1991 to 1994. A different sub-advisory firm served as Sub-Adviser for the PEA Growth Fund prior to March 6, 1999 and for the PEA Equity Premium Strategy Fund prior to July 1, 1999.

Fund	Portfolio Managers	Portfolio Manager Since	Recent Professional Experience
PEA Equity Premium Strategy	Stephen Bond-Nelson (Joint Lead on Options)	2004	Co-Portfolio Manager for PEA. Prior to joining PEA in 1999, he was a research analyst at Prudential Mutual Funds. He has over nine years of investment management experience.

	Greg Tournant (Joint Lead on Options)	2005	Co-Portfolio Manager for PEA. Prior to joining PEA in 2001, he spent three years as a strategy consultant for McKinsey & Co. and three years as a research analyst for Raymond James. He has over eight years of investment management experience.

	Robert Urquhart (Lead on Equity)	2005	Managing Director and Senior Portfolio Manager, PEA and Managing Director, Oppenheimer Capital. He joined Oppenheimer Capital in 1999 and PEA in 2005 and has over 24 years of experience in portfolio management, investment analysis and equity research.

PEA Growth	Robert Urquhart (Lead)	2005	See above.

	Martin Mickus	2005	Co-Portfolio Manager for PEA. Prior to joining PEA in 1999, he was a Research Analyst at S&P Equity Research. He also spent two years as an Assistant Portfolio Manager and Research Analyst with the InterGroup Corporation. He is a Chartered Financial Analyst, and earned an M.B.A. from Vanderbilt University and a B.S. from Syracuse University. He brings 12 years of industry experience to his position.

During December, 2001, the sub-advisory functions performed by the PEA division of Allianz and its personnel were transferred to PIMCO Equity Advisors LLC, a newly formed, indirect wholly owned subsidiary of Allianz. PIMCO Equity Advisors LLC serves as the Sub-Adviser to the Funds previously sub-advised by PIMCO Equity Advisors. The Funds’ portfolio managers did not change as a result of these changes, which were approved by the Trust’s Board of Trustees.

Cadence

Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2005, of approximately $6.7 billion.

The following individuals at Cadence share joint responsibility for managing each of the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
CCM Capital Appreciation	William B. Bannick	1992	Managing Director, Chief Investment Officer and Executive Vice President at Cadence. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.

	Robert L. Fitzpatrick	2004	Portfolio Manager and research generalist who began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.

CCM Mid-Cap	Messrs. Bannick and Fitzpatrick	Same as Capital Appreciation Fund	See above

Cadence is majority-owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest. Prior to September 2005, Cadence was affiliated with the Adviser. In connection with the

Prospectus	31

transaction in which Cadence was purchased by its management and its co-investors, Allianz and its affiliates may be obligated to make payments (“Termination Payments”) to Cadence if Cadence is terminated as sub-adviser to any Fund before September 2010. Because of these payments, the Adviser may have an economic disincentive to terminate or recommend the termination of Cadence as sub-adviser to the Funds noted above, even when it would be in a Fund’s best interests to do so. However, the Adviser has a fiduciary duty to act in each Fund’s best interests regardless of any Termination Payment that may result. In addition, under the sub-advisory agreement with Cadence, the Board of Trustees has the ability to terminate or not renew the sub-advisory agreement with Cadence without the consent or approval of the Adviser, and a majority of the Board is comprised of Independent Trustees who have no economic interest in Cadence, the Adviser or the Termination Payments.

In addition, in connection with a “Call Agreement” entered into in connection with the sale of Cadence, there is a significant chance that, before September 2010, the Funds for which Cadence serves as sub-adviser will be reorganized into funds that are not part of the Allianz Funds family. This could result in, among other things, the shareholders of those Funds being unable to exchange on a load-free basis into other Allianz Funds or PIMCO Funds, different (and possibly reduced) shareholder services and different fees and expenses. The Trustees have indicated that they will evaluate these and other relevant factors before determining whether to approve any such transaction.

RCM

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of September 30, 2005, RCM had approximately $21.6 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The following individuals at RCM have primary responsibility for the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
RCM Mid-Cap	Louise M. Laufersweiler, CFA (Lead)	2005	Director, Chief Investment Officer for Midcap, and Senior Portfolio Manager for both small and mid-cap strategies. She has senior portfolio management responsibilities for both mid cap and small cap equity strategies and is Deputy CIO for US Small Cap. She also worked for five years in the RCM research department as an associate in the financial services and cyclical sectors. Prior to joining RCM in 1982, Ms. Laufersweiler worked at Hambrecht and Quist in San Francisco.

	Steven Klopukh, CFA	2005	Vice President, Portfolio Manager for U.S. Mid Cap Equities He joined RCM in 2002 as an equity analyst and assistant portfolio manager on the Mid Cap equity team. Prior to joining RCM in 2002, Mr. Klopukh was a Vice President and fundamental equity analyst at CDC Investment Management Corp. and was involved in managing its quantitatively-enhanced, risk-targeted Large-Cap Core and Market-Neutral equity strategies from 1999 to 2001.

RCM Large Cap Growth	Raphael L. Edelman (Lead)	2004	Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.

	Joanne L. Howard, CFA	2005	Managing Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team. She also previously served as the firm’s Private Client Group CIO from 1996 to 2002, where she continues to serve as a Senior Portfolio Manager. Prior to joining RCM in 1992, she spent 17 years with Scudder, Stevens & Clark as Managing Director and Senior Portfolio Manager of the Quality Growth team.

	M. Brad Branson, CFA	2005	Managing Director and Senior Portfolio Manager on the U.S. Large Cap Core Growth Equity Portfolio Management Team. He also serves as the firm’s Private Client Group CIO. Prior to joining RCM in 1993 as a Research Analyst, he worked with a growth-oriented equity investment management firm where he was a Research Analyst focusing on small and mid cap stocks.

	Peter A. Goetz, CFA	2005	Director and Portfolio Manager on the U.S. Large Cap Core Growth Equity Portfolio Management Team. Prior to joining RCM in 1999, he worked at Jurika & Voyles, as a Vice President and Portfolio Manager for three years. Previously, he worked as Vice President and Senior Portfolio Manager at Bank of America Private Asset Management.

NACM

Organized in 1984, Nicholas-Applegate, an affiliate of the Adviser, provides advisory services to mutual funds and institutional accounts. As of September 30, 2005, Nicholas-Applegate had approximately $15.0 billion in assets under management.

32	Allianz Funds

The following individuals at Nicholas-Applegate share primary responsibility for the NACM Global Fund. In addition to the persons listed below, Horacio A. Valeiras, CFA is a Managing Director and the Chief Investment Officer of Nicholas-Applegate responsible for overseeing all investment and trading functions within the firm. Mr. Valeiras has 15 years’ prior experience with Morgan Stanley Investment Management as a managing director; Miller, Anderson and Sherred as head of International Equity and Asset Allocation strategies; and Credit Suisse First Boston as Director and Chief Investment Strategist.

Fund	Portfolio Managers	Since	Recent Professional Experience
NACM Global	Pedro Marcal	2002 (inception)	Managing Director, Senior Vice President and Portfolio Manager for the Nicholas-Applegate Global Equities strategies since 2001. Lead Portfolio Manager for the Nicholas-Applegate Emerging Countries strategies from 1994 until 2001. He has 5 years’ prior investment management experience with A.B. Laffer & Associates as an economist and A-Mark Precious Metals as a precious metals trader.

	Nicholas Melhuish*	2003	Managing Director, Senior Vice President and Lead Portfolio Manager for Nicholas-Applegate Global Equities strategies since 2003. Prior to joining Nicholas-Applegate in 2003, he was an international portfolio manager at Putnam Investments from 1999 to 2003 and managed international, European and Asian equities at Schroder Investment Management from 1991 to 1999.

	Joshua Moss	2001	Vice President and Investment Analyst for the Nicholas-Applegate Global Equities strategies since 2001. Prior to joining Nicholas-Applegate in 2001, he was with Credit Suisse First Boston in institutional equity sales and interned with Nicholas-Applegate as an analyst on the U.S. Emerging Growth team.
*	Individual is a key decision maker for portfolio management and research.

NFJ

NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 2005, of approximately $17.7 billion.

The following individuals at NFJ share primary responsibility for the noted Funds.

Fund	Portfolio Managers	Since	Recent Professional Experience
NFJ Dividend Value	Chris Najork (Lead)	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 30 years’ experience encompassing equity research and portfolio management. Prior to the formation of NFJ in 1989, he was a Senior Vice President, Senior Portfolio Manager and analyst at NationsBank, which he joined in 1974.

	Benno J. Fischer	2000 (Inception)	Managing Director and founding partner of NFJ. He has over 30 years’ experience in portfolio management investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank, which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.

	Jeffrey S. Partenheimer	2002	Managing Director at NFJ. He is a portfolio manager with over 17 years’ experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ in 1999, he spent 10 years in commercial banking (8 of those years managing investment portfolios) and 4 years as a treasury director for DSC Communications in Plano, Texas. He began his career as a financial analyst with First City Bank of Dallas in 1985. He is both a CFA and CPA.

	E. Clifton Hoover	2004	Managing Director at NFJ. He is a Portfolio Manager with 17 years’ experience in financial analysis and portfolio management. Prior to joining NFJ in 1997, he was associated with Credit Lyonnais from 1991 to 1997, where he served as a vice-president and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985.

NFJ Small-Cap Value	Mr. Najork (Lead)	1991 (Inception)	See Above

	Mr. Fischer	1991 (Inception)	See Above

	Paul A. Magnuson	1995	Managing Director at NFJ. He is a Portfolio Manager and Senior Research Analyst with 17 years’ experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an assistant vice president at NationsBank, which he joined in 1985. Within the Trust Investment Qualitative Services Division at NationsBank, he was responsible for equity analytics and structured fund management.

	Mr. Hoover	1998	See Above

Oppenheimer Capital

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and an indirect wholly-owned subsidiary of Allianz. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. As of September 30, 2005, Oppenheimer Capital had approximately $27.0 billion in assets under management.

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The following individuals at Oppenheimer Capital have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the Funds prior to February 11, 2005.

Fund	Portfolio Managers	Since	Recent Professional Experience
OCC Value	Colin Glinsman	2005	Managing Director and Chief Investment Officer of Oppenheimer Capital. He has 25 years of investment experience, including 16 years at Oppenheimer Capital.

OCC Renaissance	Louis Goldstein	2005	Head of the Small/Mid Cap product group and a portfolio manger at Oppenheimer Capital. He has 22 years of investment experience, including 14 years at Oppenheimer Capital. He has primary responsibility for the Fund’s mid- and small-cap investments.

	Mr. Glinsman	2005	See above. He has primary responsibility for the Fund’s large-cap investments as well as an oversight role for the Fund’s entire portfolio.

Oppenheimer Capital is subject to a non-competition agreement that limits the extent to which the OCC Renaissance and OCC Value Funds’ investments can overlap with the equity investments of a balanced fund sponsored by a third party. Oppenheimer Capital has indicated that it does not believe that agreement will have a material adverse impact on Oppenheimer Capital’s management of the Funds.

Adviser/Sub-Adviser Relationship

Shareholders of each Fund (except the CCM Mid-Cap Funds and NFJ Dividend Value) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Innovation Fund, the PEA Opportunity Fund, the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

34	Allianz Funds

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004.

In a related action, PAD reached an agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-advisers, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-advisers, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

On April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against PAFM, PEA and PAD based on essentially the same circumstances as those cited in the 2004 settlements with the Securities and Exchange Commission and New Jersey Attorney General involving alleged “market timing” activities described elsewhere in this subsection. The West Virginia Complaint alleges, among other things, that PAFM, PEA and PAD improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised by PAFM and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, PAFM, PEA and PAD, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with PAFM in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

On March 4, 2005, a putative class action lawsuit was filed in the Superior Court of Orange County, California against the Trust on behalf of holders of Class B shares of the Trust. The lawsuit seeks, among other things, relief from the obligation to pay a contingent deferred sales charge, or refunds of such charges already paid, on account of the purported market timing activity in certain Allianz Funds that is the subject of the regulatory proceedings discussed elsewhere in this subsection. On May 20, 2005, the Trust removed the action to the U.S. District Court for the Central District of California. On May 23, 2005, the Trust filed a Notice of Tag Along Action with the Judicial Panel on Multidistrict Litigation (“JPML”), seeking to transfer the case to the multidistrict litigation proceeding in Maryland (“Maryland MDL”). On June 13, 2005, the JPML issued a Conditional Transfer Order. On August 15, 2005, the Court granted the Trust’s motion to stay proceedings pending a final decision by the JPML on the Trust’s motion to transfer the case to the Maryland MDL.

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Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-advisers) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-advisers) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Complaint were to result in a court injunction against PAFM, PEA or PAD, then Allianz, PAFM and certain of their affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of PAFM, PAD or the Sub-Advisers to perform their respective contracts with respect to the Funds.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class R shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued using fair valuation procedures approved by the Board of Trustees.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of Funds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities, if any, used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below.

36	Allianz Funds

Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities using fair valuation procedures approved by the Board of Trustees. For instance, depending upon the facts and circumstances, market values may not be readily available and fair valuation used due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help to deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Trust’s global and international Funds are currently utilizing such modeling tools, although the use of such tools may not always result in adjustments to the prices of securities held by a Fund. Other Funds may utilize such modeling tools depending upon the foreign securities held in their portfolios. Fair value pricing may require subjective determinations about the value of a security.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class R shares of the Funds. For additional information, please see the Allianz Funds and PIMCO Funds Shareholders’ Guide (the “Guide”) for Class A, B, C and R Shares, which is part of the Statement of Additional Information which is incorporated herein by reference.

General Information

• Specified Benefit Plans.   Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Adviser to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO College Access 529 Plan.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Trust. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Prospectus	37

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

•   Calculation of Share Price and Redemption Payments.  When shareholders buy Class R shares of the Funds, they pay a price equal to the NAV of the shares. When shareholders sell (redeem) Class R shares of the Funds, they receive an amount equal to the NAV of the shares, minus a redemption fee, if applicable. NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from the specified benefit plan prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If a purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

•   Disclosure Relating to the NFJ Small-Cap Value Fund.  Class R shares of the NFJ Small-Cap Value Fund are currently no longer available for purchase by new investors in the Fund. Shareholders who owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 are still permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 for any single plan participant are eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Small-Cap Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, are no longer eligible to purchase shares of the Fund.

Shareholders of other series of Allianz Funds and of PIMCO Funds (formerly PIMCO Funds Pacific Investment Management Series) are no longer permitted to exchange any of their shares for shares of the NFJ Small-Cap Value Fund unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

38	Allianz Funds

The Trust and the Distributor each reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

Distribution and Servicing (12b-1) Plan

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for Class R shares. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under the Class R 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to Class R shares):

All Funds	Servicing Fee	Distribution Fee
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class R shares may, over time, cost you more than the initial sales charge imposed on other classes of shares of the Funds.

Payments to Financial Firms

Some or all of the distribution fees and servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate in 2005. Currently, the payments in this paragraph are generally not made with respect to Class R shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

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If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

Buying Shares

Class R shares of each Fund are continuously offered to specified benefit plans. See “Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services. A specified benefit plan may also purchase Class R shares directly from the Trust. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the benefit plan level.

Retirement plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than

40	Allianz Funds

weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums

The following investment minimums apply for purchases of Class R shares.

Initial Investment	Subsequent Investments
$2,500 per Fund	$50 per Fund

In addition, accounts with balances of $5,000 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from the below-minimum account and paid to the Administrator. Lower minimums may apply for certain categories of investors, including certain tax-qualified specified benefit plans, and for certain special investment programs and plans offered by the Trust.

Specified benefit plans and financial service firms may impose different investment minimums than the Trust. Please contact your plan administrator or financial service firm for information.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, investors are asked to maintain an account balance in each Fund in which the investor invests of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem any remaining shares and close that Fund account after giving the investor 60 days to increase the balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), Class R shares of any Fund may be exchanged for Class R shares of any other Fund or series of PIMCO Funds that offers Class R shares. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 7 days (30 days for the NACM Global Fund) will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after an exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan. In addition, for taxable shareholders, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. Plan participants should contact their plan administrators to exchange shares and for additional information about the exchange privilege.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class R shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or

Prospectus	41

other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund because the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Selling Shares

Class R shares may be redeemed through the investor’s plan administrator on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who redeem shares of the Funds within 7 days (30 days for the NACM Global Fund) will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Currently, the Trust does not charge any other fees or charges when selling shares. Specified benefit plans and financial service firms may impose various additional fees for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services.

Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

42	Allianz Funds

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class R shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within the “Holding Period,” including shares acquired through exchanges. The following shows the applicable Holding Period for each Fund:

Fund	7 days	30 days
CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Small-Cap Value, OCC Renaissance, OCC Value, PEA Equity Premium Strategy, PEA Growth, RCM Large-Cap Growth and RCM Mid-Cap Funds	•
NACM Global Fund		•

For example, for Funds that are subject to a 7-day Holding Period, beginning on the 8th day after their acquisition, Fund shares will no longer be subject to the Redemption Fee. The Redemption Fees discussed above are effective for shares acquired (including shares acquired through exchange) on or after November 1, 2005. For shares acquired prior to November 1, 2005, different holding periods may apply.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new Holding Period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A, which is subject to a 7-day Holding Period, are exchanged for shares of Fund B, which is subject to a 30-day Holding Period, 5 days after the purchase of the Fund A shares, followed in 29 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard. See, for example, “Limitations on the Assessment of Redemption Fees” below.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in

Prospectus	43

which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Funds or fully insulate long-term shareholders from associated costs.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through defined contribution plans (see below for details); (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-

44	Allianz Funds

referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	At Least Annually	Quarterly
NFJ Dividend Value and PEA Equity Premium Strategy Funds		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class R shares of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in Class R shares of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. In addition, your specified benefit plan must offer both this option and the selected Fund as an investment option in the plan. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (which will be credited to your account at your specified benefit plan). This option must be elected when your account is set up.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

Tax Consequences

•	Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you receive them in cash or reinvest them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Long-term capital

Prospectus	45

gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•	Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax for shareholders that are subject to such tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of the NACM Global Fund may be entitled to claim a credit or deduction with respect to foreign taxes.

•	Backup Withholding. The Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. The backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about the new backup withholding rates.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Each of the Funds may invest to varying degrees in fixed income securities, including for cash management purposes. The RCM Funds may invest up to 20% of their assets in fixed income securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

46	Allianz Funds

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Each of the Funds (except the CCM Capital Appreciation and CCM Mid-Cap Funds) may make temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents in response to unfavorable market and other conditions. Because the CCM Capital Appreciation and CCM Mid-Cap Funds (the “CCM Funds”) will not make defensive investments in response to unfavorable market and other conditions, they may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest. Each of the CCM Funds may, however, maintain a portion of its assets (normally not more than 10%) in high quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund’s ability to achieve its investment objective.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The NFJ Small-Cap Value Fund invests primarily in smaller companies and are especially sensitive to the risks described below. In addition, the NACM Global Fund generally has substantial exposure to these risks. The CCM Mid-Cap and RCM Mid-Cap Funds also have significant exposure to the risks described below because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than larger companies. The OCC Renaissance Fund also has substantial exposure to this risk.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Foreign (non-U.S.) Securities

The NACM Global Fund invests principally in securities of foreign issues, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). The PEA Equity Premium Strategy and PEA Growth Funds may invest up to 15% of their respective assets in foreign securities. The OCC Renaissance and OCC Value Funds may invest up to 25% of their respective assets in foreign securities.

The RCM Large-Cap Growth and RCM Mid-Cap Funds may invest 20% and 10%, respectively, of their assets in foreign securities (but no more than 10% in any one foreign country). While such investments are not currently a principal investment technique for these Funds, if foreign securities present attractive investment opportunities, any one of these Funds may increase the percentage of its assets in foreign securities subject to the limits described above. For the RCM Funds, RCM considers foreign equity securities to include the following types of equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is headquartered or where its operations are principally conducted; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that these funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

All of the Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds, particularly the NACM Global Fund, may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculteralization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Market Securities

Each of the Funds that may invest in foreign securities may invest in securities of issuers based in countries with developing (or “emerging market”) economies. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead

48	Allianz Funds

to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  Each of the Funds that may invest in emerging market securities may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s shares is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may enter into forward foreign currency exchange contracts for a variety of purposes, including for risk management, for leverage and to increase exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a foreign currency or to shift exposure of foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio management team or portfolio manager. The Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will

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segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with the procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund (except for the CCM Capital Appreciation and CCM Mid-Cap Funds) may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly participate in other types of investments. A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may use include, among others, option contracts, futures contracts, options on futures contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds (except for the CCM Capital Appreciation and CCM Mid-Cap Funds) may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial

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investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Call Option Strategy Employed by PEA Equity Premium Strategy Fund

The PEA Equity Premium Strategy Fund intends to sell (write) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (“ETFs”), normally representing approximately 75% to 90% of the Fund’s net assets. The call option strategy employed by the Fund is described in this section; options generally are described under “Investment Objectives and Policies – Derivative Instruments” in the Statement of Additional Information. The Fund may use the call option strategy to generate gains from option premiums in an attempt to enhance the Fund’s distributions and to reduce overall portfolio risk. However, there is no assurance that the call option strategy will achieve its objectives.

Call options are contracts representing the right to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security, ETF or index and the strike price, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security or ETF or the cash value of the applicable index over the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security, ETF or index above the strike price in exchange for the premium, although it would retain the risk of loss should the price of the underlying security, ETF or index decline. Therefore, the Fund’s use of the call option strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) or equal to (“at-the-money”) the market value of the underlying security, ETF or index. The Fund also may write “in-the-money” call options (i.e., with a strike price below the market value of the underlying security, ETF or index). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. With respect to options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to its net obligations under the

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contract or by entering into offsetting positions. The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates).

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (non-U.S.) Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds, particularly the PEA Equity Premium Strategy Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan, which may be an affiliate of the Fund.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Except for the NACM Global Fund, a Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire

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the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investmentin Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Common Stocks

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A

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stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees.

Corporate Debt Securities

Each Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The NACM Global Fund is expected to have a portfolio turnover rate greater than 300%. The PEA Equity Premium Strategy Fund’s portfolio turnover rate will increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under its Option Strategy. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each of the CCM Capital Appreciation, CCM Mid-Cap, NACM Global, OCC Renaissance, OCC Value, RCM Large-Cap Growth and RCM Mid-Cap Funds had a portfolio turnover rate in excess of 100%.

Changesin Investment Objectives and Policies

The investment objective of each of the NACM Global Fund, NFJ Dividend Value, PEA Equity Premium Strategy, PEA Growth and OCC Renaissance Funds described in this Prospectus is not fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without

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shareholder approval. In addition, each Fund may be subject to restrictions on their ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the CCM Mid-Cap, NFJ Dividend Value, NFJ Small-Cap Value, PEA Equity Premium Strategy, RCM Large-Cap Growth and RCM Mid-Cap Funds have adopted 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller- Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the RCM Funds may use Grassroots(sm) Research in addition to their traditional research activities. Grassroots(sm) Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of RCM Capital Management LLC’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current. For each portfolio security (not including cash positions), the posted information will include: (i) the name of the issuer, (ii) CUSIP numbers, (iii) number of shares or aggregate par value held, (iv) market price (per security and in the aggregate) and (v) percentage of the Fund’sbase market value represented by the security. The posted schedule will also provide each Fund’s total net assets. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	55

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Funds. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class R shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

The information shown below for the RCM Large-Cap Growth Fund and RCM Mid-Cap Fund for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc., which were reorganized into these Funds on February 1, 2002.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CCM Capital Appreciation Fund
Class R
06/30/05	$16.44	$0.02	(a)	$1.66	(a)	$1.68	$(0.05)	$0.00
06/03/04	14.21	(0.05	)(a)	2.28	(a)	2.23	0.00	0.00
12/31/02 – 06/30/03	12.72	(0.03	)(a)	1.52	(a)	1.49	0.00	0.00
CCM Mid-Cap Fund
Class R
06/30/05	$21.56	$(0.08	)(a)	$3.25	(a)	$3.17	$0.00	$0.00
06/03/04	17.58	(0.14	)(a)	4.12	(a)	3.98	0.00	0.00
12/31/02 – 06/30/03	15.58	(0.07	)(a)	2.07	(a)	2.00	0.00	0.00
NACM Global Fund
Class R
06/30/05	$14.18	$(0.05	)(a)	$1.81	(a)	$1.76	$0.00	$(0.61)
06/03/04	11.70	(0.10	)(a)	3.52	(a)	3.42	0.00	(0.95)
12/31/02 – 06/30/03	10.40	(0.03	)(a)	1.33	(a)	1.30	0.00	0.00
NFJ Dividend Value Fund
Class R
06/30/05	$12.53	$0.26	(a)	$1.39	(a)	$1.65	$(0.30)	$(0.15)
06/03/04	10.51	0.26	(a)	2.05	(a)	2.31	(0.20)	(0.09)
12/31/02 – 06/30/03	9.77	0.13	(a)	0.71	(a)	0.84	(0.10)	0.00
NFJ Small-Cap Value Fund
Class R
06/30/05	$27.66	$0.47	(a)	$4.45	(a)	$4.92	$(0.37)	$(1.60)
06/30/04	21.95	0.49	(a)	5.73	(a)	6.22	(0.28)	(0.23)
12/31/02 – 06/30/03	20.00	0.18	(a)	1.77	(a)	1.95	0.00	0.00
OCC Renaissance Fund (i)
Class R
06/30/05	$23.34	$(0.07	)(a)	$(0.39	)(a)	$(0.46)	$0.00	$0.00
06/03/04	16.29	(0.13	)(a)	7.18	(a)	7.05	0.00	0.00
12/31/02 – 06/30/03	13.81	(0.02	)(a)	3.19	(a)	3.17	0.00	(0.69)
OCC Value Fund (ii)
Class R
06/30/05	$17.32	$0.09	(a)	$0.49	(a)	$0.58	$(0.11)	$(0.46)
06/30/04	12.86	0.05	(a)	4.45	(a)	4.50	(0.04)	0.00
12/31/02 – 06/30/03	11.02	0.10	(a)	2.32	(a)	2.42	0.00	(0.58)

(i)	The information provided for the OCC Renaissance Fund reflects the results of operations under the Fund’s former Sub-Adviser; the Fund would not necessarily have achieved the performance results shown above under the current investment management arrangements.
(ii)	The information provided for the OCC Value Fund reflects the results of operations under the Fund’s former Sub-Adviser; the Fund would not necessarily have achieved the performance results shown above under the current investment management arrangements.
*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.22%.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.41%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(f)	Ratio of expenses to average net assets excluding trustees’ and tax expense is 1.77%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.80%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.72%.
(i)	Ratio of expenses to average net assets excluding trustees’ expense is 1.37%.

56	Allianz Funds

Total Distributions	Fund Redemption Fee		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.05)	$0.00		$18.07		10.24%		$4,151	1.41	%(d)	0.12%	137%
0.00	0.00		16.44		15.69		526	1.45		(0.33)	148
0.00	0.00		14.21		11.71		11	1.45	*	(0.46)*	161

$0.00	$0.00		$24.73		14.70%		$17,826	1.42	%(c)(d)	(0.33)%	140%
0.00	0.00		21.56		22.64		757	1.45		(0.66)	165
0.00	0.00		17.58		12.84		28	1.46	(e)*	(0.83)*	155

$(0.61)	$0.01	(a)	$15.34		12.63%		$16	1.83	%(c)(f)	(0.31)%	148%
(0.95)	0.01	(a)	14.18		30.14		15	1.81	(g)	(0.77)	203
0.00	0.00		11.70		12.50		11	1.80	(h)*	(0.56)*	260

$(0.45)	$0.00		$13.73		13.27%		$822	1.38	%(c)(i)	1.91%	30%
(0.29)	0.00		12.53		22.17		46	1.45		2.18	36
(0.10)	0.00		10.51		8.56		11	1.45	*	2.77 *	43

$(1.97)	$0.00		$30.61		18.17%		$20,427	1.56	%(c)(j)(k)	1.63%	20%
(0.51)	0.00		27.66		28.62		5,033	1.60		1.90	30
0.00	0.00		21.95		9.75		105	1.60	*	1.72 *	20

$0.00	$0.00		$22.88	(m)	(1.97	)%(m)	$45,502	1.56	%(c)(j)(k)	(0.28)%	101%
0.00	0.00		23.34		43.28		16,349	1.60		(0.58)	60
(0.69)	0.00		16.29		17.96		12	1.61	(l)*	(0.29)*	76

$(0.57)	$0.00		$17.33		3.30	%(n)	$29,012	1.42	%(c)(j)(d)	0.54%	101%
(0.04)	0.00		17.32		35.04		8,622	1.46	(e)	0.32	67
(0.58)	0.00		12.86		16.70		621	1.45	*	1.59 *	152

(j)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 1.55%.
(l)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(m)	Repayments by the investment manager increased the end of period net asset value per share by $0.01 and total return by 0.05%. If the investment manager had not made repayments, end of period net asset value and total return would have been $22.87 and (2.02)%, respectively.
(n)	Repayments by the investment manager increased the total return by 0.03%. If the investment manager had not made repayments, total return would have been 3.27%.

Prospectus	57

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
PEA Equity Premium Strategy Fund (i)
Class R
06/30/05	$7.62	$0.05	(a)	$0.35	(a)	$0.40	$(0.09)	$0.00
06/03/04	6.56	0.06	(a)	1.09	(a)	1.15	(0.09)	0.00
12/31/02 – 06/30/03	6.06	0.04	(a)	0.48	(a)	0.52	(0.02)	0.00
PEA Growth Fund
Class R
06/30/05	$17.15	$(0.05	)(a)	$0.52	(a)	$0.47	$0.00	$0.00
06/03/04	14.42	(0.11	)(a)	2.84	(a)	2.73	0.00	0.00
12/31/02 – 06/30/03	13.24	(0.04	)(a)	1.22	(a)	1.18	0.00	0.00
RCM Large-Cap Growth Fund
Class R
06/30/05	$12.16	$(0.01	)(a)	$0.54	(a)	$0.53	$0.00	$0.00
06/30/04	10.91	(0.04	)(a)	1.29	(a)	1.25	0.00	0.00
12/31/02 – 06/30/03	10.10	0.00	(a)	0.81	(a)	0.81	0.00	0.00
RCM Mid-Cap Fund
Class R
06/30/05	$2.53	$(0.02	)(a)	$0.11	(a)	$0.09	$0.00	$0.00
06/30/04	2.08	(0.02	)(a)	0.47	(a)	0.45	0.00	0.00
12/31/02 – 06/30/03	1.85	(0.01	)(a)	0.24	(a)	0.23	0.00	0.00

(i)	Formerly the PEA Growth & Income Fund.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.57%.
(c)	Effective April 1, 2005, the Administration Fee was reduced by 0.10%.
(d)	Effective April 1, 2005, the administrative fee is subject to a reduction of 0.025% on assets in excess of $1 billion and an additional 0.025% on assets in excess of $2.5 billion each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 1.43%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.42%.
*	Annualized.

58	Allianz Funds

Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.09)	$0.00	$7.93		5.27	%(k)	$130	1.58	%(b)(c)	0.66%	24%
(0.09)	0.00	7.62		17.53		125	1.60		0.82	83
(0.02)	0.00	6.56		(5.52)		11	1.60	*	1.20 *	84

$0.00	$0.00	$17.62		2.74	%(l)	$611	1.44	%(c)(d)(e)	(0.28)%	39%
0.00	0.00	17.15	(m)	18.93	(m)	17	1.51	(f)	(0.65)	71
0.00	0.00	14.42		(8.02)		11	1.50	*	(0.60)*	70

$0.00	$0.00	$12.69		4.39%		$109	1.43	%(c)(g)	(0.11)%	118%
0.00	0.00	12.16		11.46		75	1.46	(h)	(0.38)	82
0.00	0.00	10.91		8.02		40	1.45	*	(0.05)*	25

$0.00	$0.00	$2.62		3.56%		$136	1.46	%(c)(i)	(0.77)%	147%
0.00	0.00	2.53		21.63		14	1.48	(j)	(1.05)	145
0.00	0.00	2.08		12.43		11	1.48	(j)*	(1.14)*	132

(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.45%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.43%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 1.47%.
(k)	Repayments by the investment manager increased the total return by 0.04%. If the investment manager had not made repayments, total return would have been 5.23%.
(l)	Repayments by the investment manager increased the total return by 0.01%. If the investment manager had not made repayments, total return would have been 2.73%.
(m)	Repayments by the investment manager increased the end of period net asset value per share by $0.03 and total return by 0.18%. If the investment manager had not made repayments, end of period net asset value and total return would have been $17.12 and 18.75%, respectively.

Prospectus	59

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

PEA Capital LLC, Cadence Capital Management LLC, RCM Capital Management LLC, Nicholas-Applegate Capital Management LLC, NFJ Investment Group L.P., Oppenheimer Capital LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM Capital Management, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and equity-related funds. PIMCO Total Return Fund is the largest bond fund in the U.S.*

Allianz Funds		PIMCO Funds
Value Stock OCC Value NFJ Dividend Value OCC Renaissance NFJ Small-Cap Value Blend Stock PEA Equity Premium Strategy CCM Capital Appreciation CCM Mid-Cap	Growth Stock RCM Large-Cap Growth PEA Growth RCM Mid-Cap International Stock NACM Global	Short-Duration Bond PIMCO Short-Term PIMCO Low Duration Core Bond PIMCO Total Return	Credit Strategy PIMCO High Yield International PIMCO Foreign Bond (U.S. Dollar-Hedged) Real Return Strategy PIMCO Real Return Equity-Related PIMCO StocksPLUS

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 888-877-4626. Please read this prospectus carefully before you invest or send money.

www.allianzinvestors.com

* As of 8/31/05 according to SimfFunds.

This cover is not part of the Prospectus	Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902	AZ061_13560